MONTHLY SERVICER'S CERTIFICATE

             AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

                -------------------------------------------------

                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

               --------------------------------------------------

The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series Supplements (as amended and supplemented, the "Series Supplements"), among TRS, as Servicer, American Express Centurion Bank and American Express Receivables Financing Corporation II, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2.   TRS is, as of the date hereof, the Servicer under the Agreement.

3.   The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on May 15, 2001 and covers activity from March 27, 2001 through April 25, 2001.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution date.



     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of May, 2001.



                                            AMERICAN EXPRESS TRAVEL RELATED
                                            SERVICES COMPANY, INC., as Servicer

                                            By: /s/ Lawrence Belmonte
                                               -------------------------------
                                               Name:  Lawrence Belmonte
                                               Title: Vice President
                                                      Business Results



I.  Monthly Period Trust Activity
----------------------------------------------------------------------------------------------------------------------------------

A. Trust Activity                                 Trust Totals
Number of days in period                                    30
Beginning Principal Receivable Balance       15,474,703,665.71
Special Funding Account Balance                           0.00
Beginning Total Principal Balance            15,474,703,665.71

Finance Charge Collections (excluding           227,920,918.75
  Discount Option & Recoveries)
Discount Percentage                                      2.00%
Discount Option Receivables Collections          46,535,587.31
Premium Option Receivables Collections                    0.00
Recoveries                                       12,029,649.25
Total Collections of Finance Charge Rece        286,486,155.31
Total Collections of Principal Receivabl      2,280,243,778.28
Monthly Payment Rate                                  14.7353%
Defaulted amount                                 89,692,501.82
Annualized Default Rate                                6.9779%
Trust Portfolio Yield                                 15.4725%
New Principal Receivables                     2,534,124,492.18
Ending Principal Receivables Balance         15,638,891,877.79
Ending Required Minimum Principal Balanc     14,418,250,000.00
Ending Transferor Amount                      2,163,891,877.79
Ending Special Funding Account Balance                    0.00
Ending Total Principal Balance               15,638,891,877.79




B. Series Allocations                         Series 1996-1      Series 1997-1      Series 1998-1     Series 1999-1    Series 1999-2
---------------------                         -------------      -------------      -------------     -------------    -------------
Group Number                                              1                  1                  2                 1                1
Invested Amount                            1,000,000,000.00   1,000,000,000.00   1,000,000,000.00   1,000,000,000.0   500,000,000.00
Adjusted Invested Amount                   1,000,000,000.00   1,000,000,000.00   1,000,000,000.00   1,000,000,000.0   500,000,000.00
Principal Funding Account Balance                      0.00               0.00               0.00              0.00             0.00
Series Required Transferor Amount             70,000,000.00      70,000,000.00      70,000,000.00     70,000,000.00    35,000,000.00
Series Allocation Percentage                          7.42%              7.42%              7.42%             7.42%            3.71%
Series Alloc. Finance Charge Collections      21,260,568.11      21,260,568.11      21,260,568.11     21,260,568.11    10,630,284.06
Series Allocable Recoveries                      892,738.35         892,738.35         892,738.35        892,738.35       446,369.17
Series Alloc. Principal Collections          169,220,317.50     169,220,317.50     169,220,317.50    169,220,317.50    84,610,158.75
Series Allocable Defaulted Amount              6,656,215.35       6,656,215.35       6,656,215.35      6,656,215.35     3,328,107.67


B. Series Allocations                         Series 1999-3      Series 1999-4      Series 1999-5     Series 1999-6    Series 2000-1
---------------------                         -------------      -------------      -------------     -------------    -------------

Group Number                                              2                  2                  2                 2                1
Invested Amount                            1,000,000,000.00     500,000,000.00     500,000,000.00    500,000,000.00   500,000,000.00
Adjusted Invested Amount                   1,000,000,000.00     500,000,000.00     500,000,000.00    500,000,000.00   500,000,000.00
Principal Funding Account Balance                      0.00               0.00               0.00              0.00             0.00
Series Required Transferor Amount             70,000,000.00      35,000,000.00      35,000,000.00     35,000,000.00    35,000,000.00
Series Allocation Percentage                          7.42%              3.71%              3.71%             3.71%            3.71%
Series Alloc. Finance Charge Collections      21,260,568.11      10,630,284.06      10,630,284.06     10,630,284.06    10,630,284.06
Series Allocable Recoveries                      892,738.35         446,369.17         446,369.17        446,369.17       446,369.17
Series Alloc. Principal Collections          169,220,317.50      84,610,158.75      84,610,158.75     84,610,158.75    84,610,158.75
Series Allocable Defaulted Amount              6,656,215.35       3,328,107.67       3,328,107.67      3,328,107.67     3,328,107.67


B. Series Allocations                         Series 2000-2      Series 2000-3      Series 2000-4     Series 2000-5    Series 2001-1
---------------------                         -------------      -------------      -------------     -------------    -------------

Group Number                                              2                  2                  2                 2                2
Invested Amount                              500,000,000.00   1,000,000,000.00   1,212,122,000.00    787,878,000.00   750,000,000.00
Adjusted Invested Amount                     500,000,000.00   1,000,000,000.00   1,212,122,000.00    787,878,000.00   750,000,000.00
Principal Funding Account Balance                      0.00               0.00               0.00              0.00             0.00
Series Required Transferor Amount             35,000,000.00      70,000,000.00      84,848,540.00     55,151,460.00    52,500,000.00
Series Allocation Percentage                          3.71%              7.42%              9.00%             5.85%            5.57%
Series Alloc. Finance Charge Collections      10,630,284.06      21,260,568.11      25,770,402.34     16,750,733.88    15,945,426.08
Series Allocable Recoveries                      446,369.17         892,738.35       1,082,107.79        703,368.90       669,553.76
Series Alloc. Principal Collections           84,610,158.75     169,220,317.50     205,115,669.69    133,324,965.31   126,915,238.12
Series Allocable Defaulted Amount              3,328,107.67       6,656,215.35       8,068,145.06      5,244,285.64     4,992,161.51


B. Series Allocations                         Series 2001-2      Series 2001-3      Series 2001-4                        Trust Total
---------------------                         -------------      -------------      -------------                        -----------

Group Number                                              1                  2                  2
Invested Amount                              250,000,000.00     750,000,000.00     725,000,000.00                  13,475,000,000.00
Adjusted Invested Amount                     250,000,000.00     750,000,000.00     725,000,000.00                  13,475,000,000.00
Principal Funding Account Balance                      0.00               0.00               0.00                               0.00
Series Required Transferor Amount             17,500,000.00      52,500,000.00      50,750,000.00                     943,250,000.00
Series Allocation Percentage                          1.86%              5.57%              5.38%                               100%
Series Alloc. Finance Charge Collections       5,315,142.03      15,945,426.08      15,413,911.88                     286,486,155.31
Series Allocable Recoveries                      223,184.59         669,553.76         647,235.30                      12,029,649.25
Series Alloc. Principal Collections           42,305,079.37     126,915,238.12     122,684,730.19                   2,280,243,778.28
Series Allocable Defaulted Amount              1,664,053.84       4,992,161.51       4,825,756.13                      89,692,501.82




C. Group Allocations
--------------------

1. Group 1 Allocations                        Series 1996-1      Series 1997-1      Series 1999-1     Series 1999-2    Series 2000-1
----------------------                        -------------      -------------      -------------     -------------    -------------
Investor Finance Charge Collections           18,530,154.69      18,513,191.69      18,513,191.69      9,256,595.85     9,256,595.85

Investor Monthly Interest                      5,576,776.04       5,266,932.29       4,683,963.54      2,474,377.60     2,958,908.85
Investor Default Amount                        5,796,072.34       5,796,072.34       5,796,072.34      2,898,036.17     2,898,036.17
Investor Monthly Fees                          1,666,666.67       1,666,666.67       1,666,666.67        833,333.33       833,333.33
Investor Additional Amounts                            0.00               0.00               0.00              0.00             0.00
Total                                         13,039,515.04      12,729,671.29      12,146,702.54      6,205,747.11     6,690,278.36

Reallocated Investor Finance Charge
  Collections                                 18,530,154.69      18,513,191.69      18,513,191.69      9,256,595.85     9,256,595.85
Available Excess                               9,815,639.65       5,783,520.40       6,366,489.15      3,050,848.74     2,566,317.49


1. Group 1 Allocations                        Series 2001-2                                                            Group 1 Total
-----------------------                       -------------                                                            -------------

Investor Finance Charge Collections            4,628,297.92                                                            78,698,027.68

Investor Monthly Interest                      1,158,126.30                                                            22,119,084.64
Investor Default Amount                        1,449,018.08                                                            24,633,307.43
Investor Monthly Fees                            416,666.67                                                             7,083,333.33
Investor Additional Amounts                            0.00                                                                     0.00
Total                                          3,023,811.05                                                            53,835,725.40

Reallocated Investor Finance Charge
  Collections                                  4,628,297.92                                                            78,698,027.68
Available Excess                               1,604,486.87                                                            29,187,302.29


2. Group 2 Allocations                        Series 1998-1      Series 1999-3      Series 1999-4     Series 1999-5    Series 1999-6
----------------------                        -------------      -------------      -------------     -------------    -------------

Investor Finance Charge Collections           18,513,191.69      18,513,191.69       9,256,595.85      9,256,595.85     9,256,595.85

Investor Monthly Interest                      4,167,743.06       4,225,904.17       2,123,585.42      2,152,605.56     2,137,702.78
Investor Default Amount                        5,796,072.34       5,796,072.34       2,898,036.17      2,898,036.17     2,898,036.17
Investor Monthly Fees                          1,666,666.67       1,666,666.67         833,333.33        833,333.33       833,333.33
Investor Additional Amounts                            0.00               0.00               0.00              0.00             0.00
Total                                         11,630,482.06      11,688,643.17       5,854,954.92      5,883,975.06     5,869,072.28

Reallocated Investor Finance Charge
  Collections                                 18,513,191.69      18,513,191.69       9,256,595.85      9,256,595.85     9,256,595.85
Available Excess                               6,882,709.63       6,824,548.52       3,401,640.93      3,372,620.79     3,387,523.57


2. Group 2 Allocations                        Series 2000-2      Series 2000-3      Series 2000-4     Series 2000-5    Series 2001-1
----------------------                        -------------      -------------      -------------     -------------    -------------

Investor Finance Charge Collections            9,256,595.85      18,513,191.69      22,440,246.94     14,586,136.44    13,884,893.77

Investor Monthly Interest                      2,123,494.79       4,236,013.89       5,120,950.79      3,331,527.62     3,179,034.38
Investor Default Amount                        2,898,036.17       5,796,072.34       7,025,546.79      4,566,597.88     4,347,054.25
Investor Monthly Fees                            833,333.33       1,666,666.67       2,020,203.33      1,313,130.00     1,250,000.00
Investor Additional Amounts                            0.00               0.00               0.00              0.00             0.00
Total                                          5,854,864.29      11,698,752.89      14,166,700.91      9,211,255.50     8,776,088.63

Reallocated Investor Finance Charge
  Collections                                  9,256,595.85      18,513,191.69      22,440,246.94     14,586,136.44    13,884,893.77
Investment Funding Account Proceeds                                                     21,265.00
Available Excess                               3,401,731.55       6,814,438.80       8,294,811.02      5,374,880.95     5,108,805.14


2. Group 2 Allocations                        Series 2001-3      Series 2001-4                                         Group 2 Total
----------------------                        -------------      -------------                                         -------------

Investor Finance Charge Collections           13,884,893.77      13,422,063.98                                        170,784,193.34

Investor Monthly Interest                      4,611,178.13       2,762,912.57                                         40,172,653.13
Investor Default Amount                        4,347,054.25       4,202,152.44                                         53,468,767.30
Investor Monthly Fees                          1,250,000.00       1,208,333.33                                         15,375,000.00
Investor Additional Amounts                            0.00               0.00                                                  0.00
Total                                         10,208,232.38       8,173,398.35                                        109,016,420.43

Reallocated Investor Finance Charge
  Collections                                 13,884,893.77      13,422,063.98                                        170,784,193.34
Investment Funding Accountn Proceeds                                                                                       21,265.00
Available Excess                               3,676,661.39       5,248,665.63                                         61,789,037.91

                                                            - 4 -



D. Trust Performance
--------------------

Delinquencies:

31-60 Days Delinquent:                             214,170,648
61-90 Days Delinquent:                             120,446,277
90+ Days Delinquent:                               166,165,508
Total 30+ Days Delinquent:                         500,782,434





II. Series 1996-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                           Series          Total  Investor          Transferors
A. Investor/Transferor Allocations                       Allocations           Interest              Interest
----------------------------------                       -----------       ---------------          -----------
Beginning Invested /Transferor Amount               1,148,401,014.15      1,000,000,000.00       148,401,014.15
Beginning Adjusted Invested Amount                               N/A      1,000,000,000.00                  N/A
Floating Allocation Percentage                                   N/A              87.0776%             12.9224%
Principal Allocation Percentage                                  N/A              87.0776%             12.9224%
Collections of Finance Chg. Receivables                21,260,568.11         18,530,154.69         2,747,376.42
Collections of Principal Receivables                  169,220,317.50        147,352,985.07        21,867,332.42
Defaulted Amount                                        6,656,215.35          5,796,072.34           860,143.01

Ending Invested / Transferor Amounts                1,160,585,668.11      1,000,000,000.00       160,585,668.11


                                                                                                     Collateral
B. Monthly Period Funding Requirements                       Class A               Class B            Interest                 Total
--------------------------------------                       -------               -------           ----------                -----

Principal Funding Account                                       0.00                  0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                          0.00                  0.00                 0.00                 0.00
Reserve Draw Amount                                             0.00                  0.00                 0.00                 0.00
Available Reserve Account Amount                                0.00                  0.00                 0.00                 0.00
Reserve Account Surplus                                 4,325,000.00                  0.00                 0.00         4,325,000.00

Coupon  April 16, 2001 to May 14, 2001                       6.8000%               6.9500%              5.4225%
Monthly Interest Due                                    4,901,666.67            347,500.00           327,609.38         5,576,776.04
Outstanding Monthly Interest Due                                0.00                  0.00                 0.00                 0.00
Additional Interest Due                                         0.00                  0.00                 0.00                 0.00
Total Interest Due                                      4,901,666.67            347,500.00           327,609.38         5,576,776.04
Investor Default Amount                                 5,013,602.57            347,764.34           434,705.43         5,796,072.34
Investor Monthly Fees Due                               1,441,666.67            100,000.00           125,000.00         1,666,666.67
Investor Additional Amounts Due
Total Due                                              11,356,935.90            795,264.34           887,314.80        13,039,515.04

Reallocated Investor Finance Charge Collections                                                                        18,530,154.69
Interest and Principal Funding Investment Proceeds                                                                              0.00
Interest on Reserve Account                                                                                                16,963.00
Series Adjusted Portfolio Yield                                                                                             15.4725%
Base Rate                                                                                                                    9.1168%


                                                                                                     Collateral
C. Certificates - Balances and Distributions                 Class A               Class B            Interest                 Total
--------------------------------------------                 -------               -------           ----------                -----

Beginning Certificates Balance                        865,000,000.00         60,000,000.00        75,000,000.00     1,000,000,000.00
Interest Distributions                                  4,901,666.67            347,500.00           327,609.38         5,576,776.04
Principal Deposits - Prin. Funding Account            865,000,000.00         60,000,000.00                 0.00       925,000,000.00
Principal Distributions                               865,000,000.00         60,000,000.00        75,000,000.00     1,000,000,000.00
Total Distributions                                   869,901,666.67         60,347,500.00        75,327,609.38     1,005,576,776.04
Ending Certificates Balance                                     0.00                  0.00                 0.00                 0.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                          $1,005.67

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $5.67

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                              $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                  $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                             $1,000.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                     $1,005.79

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $5.79

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                             $1,000.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                    $75,327,609.38

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $327,609.38

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                  $75,000,000.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $20,353,583.81

          a.   Class A Monthly Interest:                       $4,901,666.67
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $5,013,602.57
          e.   Excess Spread:                                 $10,438,314.57

     2.   Class B Available Funds:                             $1,111,809.28

          a.   Class B Monthly Interest:                         $347,500.00
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $764,309.28

     3.   Collateral Available Funds:                          $1,389,761.60

          a.   Excess Spread:                                  $1,389,761.60

     4.   Total Excess Spread:                                $12,592,385.45

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          87.0776%

     2.   Series 1996-1 Allocable Principal
          Collections:                                       $169,220,317.50

     3.   Principal Allocation Percentage of
          Series 1996-1 Allocable Principal
          Collections:                                       $147,352,985.07

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $147,352,985.07

     6.   Shared Principal Collections from other
          Series allocated to Series 1996-1:                 $846,850,942.59

     7.   Other amounts Treated as Available Principal
          Collections:                                         $5,796,072.34

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                          $1,000,000,000.00

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                     N/A

     2.   Required Collateral Invested Amount                            N/A

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     4.   Treated as Shared Principal Collections:                       N/A

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                         $925,000,000.00

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:           $75,000,000.00

     3.   Principal Distribution:                          $1,000,000,000.00

     4.   Treated as Shared Principal Collections:                    $.0.00

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1996-1

     1.   Excess Spread:                                      $12,592,385.45
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $347,764.34
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $327,609.38
     9.   Applied to unpaid Monthly Servicing Fee:             $1,666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $434,705.43
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $9,815,639.65

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 .1167%
          b.   Prior Monthly Period                                  8.3114%
          c.   Second Prior Monthly Period                           9.4692%

     2.   Three Month Average Base Rate                              8.9658%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               15.4725%
          b.   Prior Monthly Period                                 17.0828%
          c.   Second Prior Monthly Period                          17.4225%

     4.   Three Month Average Series Adjusted Portfolio Yield       16.6593%



II. Series 1997-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                          Series           Total  Investor          Transferors
A. Investor/Transferor Allocations                       Allocations          Interest               Interest
----------------------------------                       -----------       ---------------          -----------
Beginning Invested /Transferor Amount               1,148,401,014.15      1,000,000,000.00       148,401,014.15
Beginning Adjusted Invested Amount                               N/A      1,000,000,000.00                  N/A
Floating Allocation Percentage                                   N/A              87.0776%             12.9224%
Principal Allocation Percentage                                  N/A              87.0776%             12.9224%
Collections of Finance Chg. Receivables                21,260,568.11         18,513,191.69         2,747,376.42
Collections of Principal Receivables                  169,220,317.50        147,352,985.07        21,867,332.42
Defaulted Amount                                        6,656,215.35          5,796,072.34           860,143.01

Ending Invested / Transferor Amounts                1,160,585,668.11      1,000,000,000.00       160,585,668.11


                                                                                                     Collateral
B. Monthly Period Funding Requirements                       Class A               Class B            Interest                 Total
--------------------------------------                       -------               -------           ----------                -----

Principal Funding Account                                       0.00                  0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                          0.00                  0.00                 0.00                 0.00
Reserve Draw Amount                                             0.00                  0.00                 0.00                 0.00
Available Reserve Account Amount                                0.00                  0.00                 0.00                 0.00
Reserve Account Surplus                                         0.00                  0.00                 0.00                 0.00

Coupon  April 16, 2001 to May 14, 2001                       6.4000%               6.5500%              5.3975%
Monthly Interest Due                                    4,613,333.33            327,500.00           326,098.96         5,266,932.29
Outstanding Monthly Interest Due                                0.00                  0.00                 0.00                 0.00
Additional Interest Due                                         0.00                  0.00                 0.00                 0.00
Total Interest Due                                      4,613,333.33            327,500.00           326,098.96         5,266,932.29
Investor Default Amount                                 5,013,602.57            347,764.34           434,705.43         5,796,072.34
Investor Monthly Fees Due                               1,441,666.67            100,000.00           125,000.00         1,666,666.67
Investor Additional Amounts Due
Total Due                                              11,068,602.57            775,264.34           885,804.38        12,729,671.29

Reallocated Investor Finance Charge Collections                                                                        18,513,191.69
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.4725%
Base Rate                                                                                                                    8.7268%


                                                                                                     Collateral
C. Certificates - Balances and Distributions                 Class A               Class B            Interest                 Total
--------------------------------------------                 -------               -------           ----------                -----

Beginning Certificates Balance                        865,000,000.00         60,000,000.00        75,000,000.00     1,000,000,000.00
Interest Distributions                                  4,613,333.33            327,500.00           326,098.96         5,266,932.29
Principal Deposits - Prin. Funding Account                      0.00                  0.00                 0.00                 0.00
Principal Distributions                                         0.00                  0.00                 0.00                 0.00
Total Distributions                                     4,613,333.33            327,500.00           326,098.96         5,266,932.29
Ending Certificates Balance                           865,000,000.00         60,000,000.00        75,000,000.00     1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                             $5.33

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $5.33

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                             $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                 $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $5.46

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $5.46

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00


     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00


     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $326,098.96

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $326,098.96

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $16,013,910.81

          a.   Class A Monthly Interest:                       $4,613,333.33
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):     $5,013,602.57
          e.   Excess Spread:                                  $6,386,974.91

     2.   Class B Available Funds:                             $1,110,791.50

          a.   Class B Monthly Interest:                         $327,500.00
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $783,291.50

     3.   Collateral Available Funds:                          $1,388,489.38

          a.   Excess Spread:                                  $1,388,489.38

     4.   Total Excess Spread:                                 $8,558,755.79

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          87.0776%

     2.   Series 1997-1 Allocable Principal
          Collections:                                       $169,220,317.50

     3.   Principal Allocation Percentage of
          Series 1997-1 Allocable Principal
          Collections:                                       $147,352,985.07

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $147,352,985.07

     6.   Shared Principal Collections from other
          Series allocated to Series 1997-1:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $5,796,072.34

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $153,149,057.41

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                          $75,000,000.00

     2.   Required Collateral Invested Amount                 $75,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $153,149,057.41

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1997-1

     1.   Excess Spread:                                       $8,558,755.79
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00

     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $347,764.34

     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $326,098.96
     9.   Applied to unpaid Monthly Servicing Fee:             $1,666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $434,705.43
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $5,783,520.40

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                8.7268%
          b.   Prior Monthly Period                                  7.9579%
          c.   Second Prior Monthly Period                           9.0653%

     2.   Three Month Average Base Rate                              8.5833%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               15.4725%
          b.   Prior Monthly Period                                 17.0828%
          c.   Second Prior Monthly Period                          17.4225%

     4.   Three Month Average Series Adjusted Portfolio Yield       16.6593%



II. Series 1998-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                          Series           Total  Investor          Transferors
A. Investor/Transferor Allocations                       Allocations          Interest               Interest
----------------------------------                       -----------       ---------------          -----------
Beginning Invested /Transferor Amount               1,148,401,014.15      1,000,000,000.00       148,401,014.15
Beginning Adjusted Invested Amount                               N/A      1,000,000,000.00                  N/A
Floating Allocation Percentage                                   N/A              87.0776%             12.9224%
Principal Allocation Percentage                                  N/A              87.0776%             12.9224%
Collections of Finance Chg. Receivables                21,260,568.11         18,513,191.69         2,747,376.42
Collections of Principal Receivables                  169,220,317.50        147,352,985.07        21,867,332.42
Defaulted Amount                                        6,656,215.35          5,796,072.34           860,143.01

Ending Invested / Transferor Amounts                1,160,585,668.11      1,000,000,000.00       160,585,668.11


                                                                                                     Collateral
B. Monthly Period Funding Requirements                       Class A               Class B            Interest                 Total
--------------------------------------                       -------               -------           ----------                -----

Principal Funding Account                                       0.00                  0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                          0.00                  0.00                 0.00                 0.00
Reserve Draw Amount                                             0.00                  0.00                 0.00                 0.00
Available Reserve Account Amount                                0.00                  0.00                 0.00                 0.00
Reserve Account Surplus                                         0.00                  0.00                 0.00                 0.00

Coupon  April 16, 2001 to May 14, 2001                       5.1125%               5.2725%              5.6225%
Monthly Interest Due                                    3,397,682.29            339,783.33           430,277.43         4,167,743.06
Outstanding Monthly Interest Due                                0.00                  0.00                 0.00                 0.00
Additional Interest Due                                         0.00                  0.00                 0.00                 0.00
Total Interest Due                                      3,397,682.29            339,783.33           430,277.43         4,167,743.06
Investor Default Amount                                 4,781,759.68            463,685.79           550,626.87         5,796,072.34
Investor Monthly Fees Due                               1,375,000.00            133,333.33           158,333.33         1,666,666.67
Investor Additional Amounts Due
Total Due                                               9,554,441.97            936,802.45         1,139,237.64        11,630,482.06

Reallocated Investor Finance Charge Collections                                                                        18,513,191.69
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.4725%
Base Rate                                                                                                                    7.3433%


                                                                                                     Collateral
C. Certificates - Balances and Distributions                 Class A               Class B            Interest                 Total
--------------------------------------------                 -------               -------            ---------                -----

Beginning Certificates Balance                        825,000,000.00         80,000,000.00        95,000,000.00     1,000,000,000.00
Interest Distributions                                  3,397,682.29            339,783.33           430,277.43         4,167,743.06
Principal Deposits - Prin. Funding Account                      0.00                  0.00                 0.00                 0.00
Principal Distributions                                         0.00                  0.00                 0.00                 0.00
Total Distributions                                     3,397,682.29            339,783.33           430,277.43         4,167,743.06
Ending Certificates Balance                           825,000,000.00         80,000,000.00        95,000,000.00     1,000,000,000.00





D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                             $4.12

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $4.12

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                             $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                 $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $4.25

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $4.25

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00


     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $430,277.43

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $430,277.43

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $15,273,383.14

          a.   Class A Monthly Interest:                       $3,397,682.29
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):     $4,781,759.68
          e.   Excess Spread:                                  $7,093,941.18

     2.   Class B Available Funds:                             $1,481,055.34

          a.   Class B Monthly Interest:                         $339,783.33
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                  $1,141,272.00

     3.   Collateral Available Funds:                          $1,758,753.21

          a.   Excess Spread:                                  $1,758,753.21

     4.   Total Excess Spread:                                 $9,993,966.39

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          87.0776%

     2.   Series 1998-1 Allocable Principal
          Collections:                                       $169,220,317.50

     3.   Principal Allocation Percentage of
          Series 1998-1 Allocable Principal
          Collections:                                       $147,352,985.07

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $147,352,985.07

     6.   Shared Principal Collections from other
          Series allocated to Series 1998-1:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $5,796,072.34

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $153,149,057.41

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                          $95,000,000.00

     2.   Required Collateral Invested Amount                 $95,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $153,149,057.41

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1998-1

     1.   Excess Spread:                                       $9,993,966.39
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $463,685.79
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $430,277.43
     9.   Applied to unpaid Monthly Servicing Fee:             $1,666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $550,626.87
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $6,882,709.63

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                7.3433%
          b.   Prior Monthly Period                                  7.2899%
          c.   Second Prior Monthly Period                           7.9721%

     2.   Three Month Average Base Rate                              7.5351%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               15.4725%
          b.   Prior Monthly Period                                 17.0828%
          c.   Second Prior Monthly Period                          17.4225%

     4.   Three Month Average Series Adjusted Portfolio Yield       16.6593%



II. Series 1999-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                           Series          Total  Investor          Transferors
A. Investor/Transferor Allocations                       Allocations          Interest               Interest
----------------------------------                       -----------       ---------------          -----------
Beginning Invested /Transferor Amount               1,148,401,014.15      1,000,000,000.00       148,401,014.15
Beginning Adjusted Invested Amount                               N/A      1,000,000,000.00                  N/A
Floating Allocation Percentage                                   N/A              87.0776%             12.9224%
Principal Allocation Percentage                                  N/A              87.0776%             12.9224%
Collections of Finance Chg. Receivables                21,260,568.11         18,513,191.69         2,747,376.42
Collections of Principal Receivables                  169,220,317.50        147,352,985.07        21,867,332.42
Defaulted Amount                                        6,656,215.35          5,796,072.34           860,143.01

Ending Invested / Transferor Amounts                1,160,585,668.11      1,000,000,000.00       160,585,668.11


                                                                                                     Collateral
B. Monthly Period Funding Requirements                       Class A               Class B            Interest                 Total
--------------------------------------                       -------               -------           ----------                -----

Principal Funding Account                                       0.00                  0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                          0.00                  0.00                 0.00                 0.00
Reserve Draw Amount                                             0.00                  0.00                 0.00                 0.00
Available Reserve Account Amount                                0.00                  0.00                 0.00                 0.00
Reserve Account Surplus                                         0.00                  0.00                 0.00                 0.00

Coupon  April 16, 2001 to May 14, 2001                       5.6000%               5.8500%              5.8725%
Monthly Interest Due                                    4,036,666.67            292,500.00           354,796.88         4,683,963.54
Outstanding Monthly Interest Due                                0.00                  0.00                 0.00                 0.00
Additional Interest Due                                         0.00                  0.00                 0.00                 0.00
Total Interest Due                                      4,036,666.67            292,500.00           354,796.88         4,683,963.54
Investor Default Amount                                 5,013,602.57            347,764.34           434,705.43         5,796,072.34
Investor Monthly Fees Due                               1,441,666.67            100,000.00           125,000.00         1,666,666.67
Investor Additional Amounts Due
Total Due                                              10,491,935.90            740,264.34           914,502.30        12,146,702.54

Reallocated Investor Finance Charge Collections                                                                        18,513,191.69
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.4725%
Base Rate                                                                                                                    7.9930%


                                                                                                     Collateral
C. Certificates - Balances and Distributions                 Class A               Class B            Interest                 Total
--------------------------------------------                 -------               -------           ----------                -----

Beginning Certificates Balance                        865,000,000.00         60,000,000.00        75,000,000.00     1,000,000,000.00
Interest Distributions                                  4,036,666.67            292,500.00           354,796.88         4,683,963.54
Principal Deposits - Prin. Funding Account                      0.00                  0.00                 0.00                 0.00
Principal Distributions                                         0.00                  0.00                 0.00                 0.00
Total Distributions                                     4,036,666.67            292,500.00           354,796.88         4,683,963.54
Ending Certificates Balance                           865,000,000.00         60,000,000.00        75,000,000.00     1,000,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                             $4.67

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $4.67

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                             $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                 $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class A
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $4.88

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $4.88

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00


     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class
          B Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $354,796.88

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $354,796.88

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $16,013,910.81

          a.   Class A Monthly Interest:                       $4,036,666.67
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $5,013,602.57
          e.   Excess Spread:                                  $6,963,641.57

     2.   Class B Available Funds:                             $1,110,791.50

          a.   Class B Monthly Interest:                         $292,500.00
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $818,291.50

     3.   Collateral Available Funds:                          $1,388,489.38

          a.   Excess Spread:                                  $1,388,489.38

     4.   Total Excess Spread:                                 $9,170,422.45

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          87.0776%

     2.   Series 1999-1 Allocable Principal
          Collections:                                       $169,220,317.50

     3.   Principal Allocation Percentage of
          Series 1999-1 Allocable Principal
          Collections:                                       $147,352,985.07

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $147,352,985.07

     6.   Shared Principal Collections from other
          Series allocated to Series 1999-1:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $5,796,072.34

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $153,149,057.41

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                          $75,000,000.00

     2.   Required Collateral Invested Amount                 $75,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $153,149,057.41

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-1

     1.   Excess Spread:                                       $9,170,422.45
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $347,764.34
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $354,796.88
     9.   Applied to unpaid Monthly Servicing Fee:             $1,666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $434,705.43
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $6,366,489.15

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                7.9930%
          b.   Prior Monthly Period                                  7.2963%
          c.   Second Prior Monthly Period                           8.3041%

     2.   Three Month Average Base Rate                              7.8645%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               15.4725%
          b.   Prior Monthly Period                                 17.0828%
          c.   Second Prior Monthly Period                          17.4225%

     4.   Three Month Average Series Adjusted Portfolio Yield       16.6593%



II. Series 1999-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                           Series          Total  Investor          Transferors
A. Investor/Transferor Allocations                       Allocations          Interest               Interest
----------------------------------                       -----------       ---------------          -----------
Beginning Invested /Transferor Amount                 574,200,507.08        500,000,000.00        74,200,507.08
Beginning Adjusted Invested Amount                               N/A        500,000,000.00                  N/A
Floating Allocation Percentage                                   N/A              87.0776%             12.9224%
Principal Allocation Percentage                                  N/A              87.0776%             12.9224%
Collections of Finance Chg. Receivables                10,630,284.06          9,256,595.85         1,373,688.21
Collections of Principal Receivables                   84,610,158.75         73,676,492.54        10,933,666.21
Defaulted Amount                                        3,328,107.67          2,898,036.17           430,071.51

Ending Invested / Transferor Amounts                  580,292,834.06        500,000,000.00        80,292,834.06


                                                                                                     Collateral
B. Monthly Period Funding Requirements                       Class A               Class B            Interest                 Total
--------------------------------------                       -------               -------           ----------                -----

Principal Funding Account                                       0.00                  0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                          0.00                  0.00                 0.00                 0.00
Reserve Draw Amount                                             0.00                  0.00                 0.00                 0.00
Available Reserve Account Amount                                0.00                  0.00                 0.00                 0.00
Reserve Account Surplus                                         0.00                  0.00                 0.00                 0.00

Coupon  April 16, 2001 to May 14, 2001                       5.9500%               6.1000%              5.8725%
Monthly Interest Due                                    2,144,479.17            152,500.00           177,398.44         2,474,377.60
Outstanding Monthly Interest Due                                0.00                  0.00                 0.00                 0.00
Additional Interest Due                                         0.00                  0.00                 0.00                 0.00
Total Interest Due                                      2,144,479.17            152,500.00           177,398.44         2,474,377.60
Investor Default Amount                                 2,506,801.29            173,882.17           217,352.71         2,898,036.17
Investor Monthly Fees Due                                 720,833.33             50,000.00            62,500.00           833,333.33
Investor Additional Amounts Due
Total Due                                               5,372,113.79            376,382.17           457,251.15         6,205,747.11

Reallocated Investor Finance Charge Collections                                                                         9,256,595.85
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.4725%
Base Rate                                                                                                                    8.3263%


                                                                                                     Collateral
C. Certificates - Balances and Distributions                 Class A               Class B            Interest                 Total
--------------------------------------------                 -------               -------           ----------                -----

Beginning Certificates Balance                        432,500,000.00         30,000,000.00        37,500,000.00       500,000,000.00
Interest Distributions                                  2,144,479.17            152,500.00           177,398.44         2,474,377.60
Principal Deposits - Prin. Funding Account                      0.00                  0.00                 0.00                 0.00
Principal Distributions                                         0.00                  0.00                 0.00                 0.00
Total Distributions                                     2,144,479.17            152,500.00           177,398.44         2,474,377.60
Ending Certificates Balance                           432,500,000.00         30,000,000.00        37,500,000.00       500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                             $4.96

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $4.96

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                             $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                 $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $5.08

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $5.08

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                 $0.00


     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $177,398.44

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $177,398.44

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $8,006,955.41

          a.   Class A Monthly Interest:                       $2,144,479.17
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):     $2,506,801.29
          e.   Excess Spread:                                  $3,355,674.95

     2.   Class B Available Funds:                               $555,395.75

          a.   Class B Monthly Interest:                         $152,500.00
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $402,895.75

     3.   Collateral Available Funds:                            $694,244.69

          a.   Excess Spread:                                    $694,244.69

     4.   Total Excess Spread:                                 $4,452,815.39

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          87.0776%

     2.   Series 1999-2 Allocable Principal
          Collections:                                        $84,610,158.75

     3.   Principal Allocation Percentage of
          Series 1999-2 Allocable Principal
          Collections:                                        $73,676,492.54

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                                $73,676,492.54

     6.   Shared Principal Collections from other
          Series allocated to Series 1999-2:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $2,898,036.17

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $76,574,528.70

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                          $37,500,000.00

     2.   Required Collateral Invested Amount                 $37,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:            $76,574,528.70

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-2

     1.   Excess Spread:                                       $4,452,815.39
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $173,882.17
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $177,398.44
     9.   Applied to unpaid Monthly Servicing Fee:               $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $217,352.71
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $3,050,848.74

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                8.3263%
          b.   Prior Monthly Period                                  7.5983%
          c.   Second Prior Monthly Period                           8.6493%

     2.   Three Month Average Base Rate                          8.1913%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               15.4725%
          b.   Prior Monthly Period                                 17.0828%
          c.   Second Prior Monthly Period                          17.4225%

     4.   Three Month Average Series Adjusted Portfolio Yield       16.6593%



II. Series 1999-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                           Series          Total  Investor          Transferors
A. Investor/Transferor Allocations                       Allocations          Interest               Interest
----------------------------------                       -----------       ---------------          -----------
Beginning Invested /Transferor Amount               1,148,401,014.15      1,000,000,000.00       148,401,014.15
Beginning Adjusted Invested Amount                               N/A      1,000,000,000.00                  N/A
Floating Allocation Percentage                                   N/A              87.0776%             12.9224%
Principal Allocation Percentage                                  N/A              87.0776%             12.9224%
Collections of Finance Chg. Receivables                21,260,568.11         18,513,191.69         2,747,376.42
Collections of Principal Receivables                  169,220,317.50        147,352,985.07        21,867,332.42
Defaulted Amount                                        6,656,215.35          5,796,072.34           860,143.01

Ending Invested / Transferor Amounts                1,160,585,668.11      1,000,000,000.00       160,585,668.11


                                                                                                     Collateral
B. Monthly Period Funding Requirements                       Class A               Class B            Interest                 Total
--------------------------------------                       -------               -------           ----------                -----

Principal Funding Account                                       0.00                  0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                          0.00                  0.00                 0.00                 0.00
Reserve Draw Amount                                             0.00                  0.00                 0.00                 0.00
Available Reserve Account Amount                                0.00                  0.00                 0.00                 0.00
Reserve Account Surplus                                         0.00                  0.00                 0.00                 0.00

Coupon  April 16, 2001 to May 14, 2001                       5.1625%               5.3625%              5.8725%
Monthly Interest Due                                    3,430,911.46            345,583.33           449,409.38         4,225,904.17
Outstanding Monthly Interest Due                                0.00                  0.00                 0.00                 0.00
Additional Interest Due                                         0.00                  0.00                 0.00                 0.00
Total Interest Due                                      3,430,911.46            345,583.33           449,409.38         4,225,904.17
Investor Default Amount                                 4,781,759.68            463,685.79           550,626.87         5,796,072.34
Investor Monthly Fees Due                               1,375,000.00            133,333.33           158,333.33         1,666,666.67
Investor Additional Amounts Due
Total Due                                               9,587,671.14            942,602.45         1,158,369.58        11,688,643.17

Reallocated Investor Finance Charge Collections                                                                        18,513,191.69
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.4725%
Base Rate                                                                                                                    7.4165%


                                                                                                     Collateral
C. Certificates - Balances and Distributions                 Class A               Class B            Interest                 Total
--------------------------------------------                 -------               -------           ----------                -----

Beginning Certificates Balance                        825,000,000.00         80,000,000.00        95,000,000.00     1,000,000,000.00
Interest Distributions                                  3,430,911.46            345,583.33           449,409.38         4,225,904.17
Principal Deposits - Prin. Funding Account                      0.00                  0.00                 0.00                 0.00
Principal Distributions                                         0.00                  0.00                 0.00                 0.00
Total Distributions                                     3,430,911.46            345,583.33           449,409.38         4,225,904.17
Ending Certificates Balance                           825,000,000.00         80,000,000.00        95,000,000.00     1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                             $4.16

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $4.16

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                             $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                 $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $4.32

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $4.32

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $449,409.37

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $449,409.38

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $15,273,383.14

          a.   Class A Monthly Interest:                       $3,430,911.46
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $4,781,759.68
          e.   Excess Spread:                                  $7,060,712.01

     2.   Class B Available Funds:                             $1,481,055.34

          a.   Class B Monthly Interest:                         $345,583.33
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                  $1,135,472.00

     3.   Collateral Available Funds:                          $1,758,753.21

          a.   Excess Spread:                                  $1,758,753.21

     4.   Total Excess Spread:                                 $9,954,937.22

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          87.0776%

     2.   Series 1999-3 Allocable Principal
          Collections:                                       $169,220,317.50

     3.   Principal Allocation Percentage of
          Series 1999-3 Allocable Principal
          Collections:                                       $147,352,985.07

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $147,352,985.07

     6.   Shared Principal Collections from other
          Series allocated to Series 1999-3:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $5,796,072.34

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $153,149,057.41

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                          $95,000,000.00

     2.   Required Collateral Invested Amount                 $95,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $153,149,057.41

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-3

     1.   Excess Spread:                                       $9,954,937.22
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $463,685.79
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $449,409.38
     9.   Applied to unpaid Monthly Servicing Fee:             $1,666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $550,626.87
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $6,824,548.52

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                7.4165%
          b.   Prior Monthly Period                                  7.3631%
          c.   Second Prior Monthly Period                           8.0453%

     2.   Three Month Average Base Rate                              7.6083%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               15.4725%
          b.   Prior Monthly Period                                 17.0828%
          c.   Second Prior Monthly Period                          17.4225%

     4.   Three Month Average Series Adjusted Portfolio Yield       16.6593%



II. Series 1999-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                           Series          Total  Investor          Transferors
A. Investor/Transferor Allocations                       Allocations          Interest               Interest
----------------------------------                       -----------       ---------------          -----------

Beginning Invested /Transferor Amount                 574,200,507.08        500,000,000.00        74,200,507.08
Beginning Adjusted Invested Amount                               N/A        500,000,000.00                  N/A
Floating Allocation Percentage                                   N/A              87.0776%             12.9224%
Principal Allocation Percentage                                  N/A              87.0776%             12.9224%
Collections of Finance Chg. Receivables                10,630,284.06          9,256,595.85         1,373,688.21
Collections of Principal Receivables                   84,610,158.75         73,676,492.54        10,933,666.21
Defaulted Amount                                        3,328,107.67          2,898,036.17           430,071.51

Ending Invested / Transferor Amounts                  580,292,834.06        500,000,000.00        80,292,834.06


                                                                                                     Collateral
B. Monthly Period Funding Requirements                       Class A               Class B            Interest                 Total
--------------------------------------                       -------               -------           ----------                -----

Principal Funding Account                                       0.00                  0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                          0.00                  0.00                 0.00                 0.00
Reserve Draw Amount                                             0.00                  0.00                 0.00                 0.00
Available Reserve Account Amount                                0.00                  0.00                 0.00                 0.00
Reserve Account Surplus                                         0.00                  0.00                 0.00                 0.00

Coupon  April 16, 2001 to May 14, 2001                       5.1925%               5.4425%              5.8225%
Monthly Interest Due                                    1,725,424.48            175,369.44           222,791.49         2,123,585.42
Outstanding Monthly Interest Due                                0.00                  0.00                 0.00                 0.00
Additional Interest Due                                         0.00                  0.00                 0.00                 0.00
Total Interest Due                                      1,725,424.48            175,369.44           222,791.49         2,123,585.42
Investor Default Amount                                 2,390,879.84            231,842.89           275,313.44         2,898,036.17
Investor Monthly Fees Due                                 687,500.00             66,666.67            79,166.67           833,333.33
Investor Additional Amounts Due
Total Due                                               4,803,804.32            473,879.00           577,271.60         5,854,954.92

Reallocated Investor Finance Charge Collections                                                                         9,256,595.85
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.4725%
Base Rate                                                                                                                    7.4433%


                                                                                                     Collateral
C. Certificates - Balances and Distributions                 Class A               Class B            Interest                 Total
---------------------------------------------                -------               -------           ----------                -----

Beginning Certificates Balance                        412,500,000.00         40,000,000.00        47,500,000.00       500,000,000.00
Interest Distributions                                  1,725,424.48            175,369.44           222,791.49         2,123,585.42
Principal Deposits - Prin. Funding Account                      0.00                  0.00                 0.00                 0.00
Principal Distributions                                         0.00                  0.00                 0.00                 0.00
Total Distributions                                     1,725,424.48            175,369.44           222,791.49         2,123,585.42
Ending Certificates Balance                           412,500,000.00         40,000,000.00        47,500,000.00       500,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                             $4.18

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $4.18

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                             $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                 $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class A
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $4.38

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $4.38

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $222,791.49

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $222,791.49

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $7,636,691.57

          a.   Class A Monthly Interest:                       $1,725,424.48
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):     $2,390,879.84
          e.   Excess Spread:                                  $3,520,387.25

     2.   Class B Available Funds:                               $740,527.67

          a.   Class B Monthly Interest:                         $175,369.44
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $565,158.22

     3.   Collateral Available Funds:                            $879,376.61

          a.   Excess Spread:                                    $879,376.61

     4.   Total Excess Spread:                                 $4,964,922.08

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          87.0776%

     2.   Series 1999-4 Allocable Principal
          Collections:                                        $84,610,158.75

     3.   Principal Allocation Percentage of
          Series 1999-4 Allocable Principal
          Collections:                                        $73,676,492.54

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                                $73,676,492.54

     6.   Shared Principal Collections from other
          Series allocated to Series 1999-4:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $2,898,036.17

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $76,574,528.70

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                          $47,500,000.00

     2.   Required Collateral Invested Amount                 $47,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:            $76,574,528.70

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-4

     1.   Excess Spread:                                       $4,964,922.08
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $231,842.89
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $222,791.49
     9.   Applied to unpaid Monthly Servicing Fee:               $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $275,313.44
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $3,401,640.93

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                7.4433%
          b.   Prior Monthly Period                                  7.3898%
          c.   Second Prior Monthly Period                           8.0720%

     2.   Three Month Average Base Rate                              7.6350%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               15.4725%
          b.   Prior Monthly Period                                 17.0828%
          c.   Second Prior Monthly Period                          17.4225%

     4.   Three Month Average Series Adjusted Portfolio Yield       16.6593%



II. Series 1999-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                           Series          Total  Investor          Transferors
A. Investor/Transferor Allocations                       Allocations          Interest               Interest
----------------------------------                       -----------       ---------------          -----------
Beginning Invested /Transferor Amount                 574,200,507.08        500,000,000.00        74,200,507.08
Beginning Adjusted Invested Amount                               N/A        500,000,000.00                  N/A
Floating Allocation Percentage                                   N/A              87.0776%             12.9224%
Principal Allocation Percentage                                  N/A              87.0776%             12.9224%
Collections of Finance Chg. Receivables                10,630,284.06          9,256,595.85         1,373,688.21
Collections of Principal Receivables                   84,610,158.75         73,676,492.54        10,933,666.21
Defaulted Amount                                        3,328,107.67          2,898,036.17           430,071.51

Ending Invested / Transferor Amounts                  580,292,834.06        500,000,000.00        80,292,834.06


                                                                                                     Collateral
B. Monthly Period Funding Requirements                       Class A               Class B            Interest                 Total
--------------------------------------                       -------               -------           ----------                -----

Principal Funding Account                                       0.00                  0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                          0.00                  0.00                 0.00                 0.00
Reserve Draw Amount                                             0.00                  0.00                 0.00                 0.00
Available Reserve Account Amount                                0.00                  0.00                 0.00                 0.00
Reserve Account Surplus                                         0.00                  0.00                 0.00                 0.00

Coupon  April 16, 2001 to May 14, 2001                       5.2625%               5.5025%              5.9225%
Monthly Interest Due                                    1,748,684.90            177,302.78           226,617.88         2,152,605.56
Outstanding Monthly Interest Due                                0.00                  0.00                 0.00                 0.00
Additional Interest Due                                         0.00                  0.00                 0.00                 0.00
Total Interest Due                                      1,748,684.90            177,302.78           226,617.88         2,152,605.56
Investor Default Amount                                 2,390,879.84            231,842.89           275,313.44         2,898,036.17
Investor Monthly Fees Due                                 687,500.00             66,666.67            79,166.67           833,333.33
Investor Additional Amounts Due
Total Due                                               4,827,064.73            475,812.34           581,097.98         5,883,975.06

Reallocated Investor Finance Charge Collections                                                                         9,256,595.85
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.4725%
Base Rate                                                                                                                    7.5163%


                                                                                                     Collateral
C. Certificates - Balances and Distributions                 Class A               Class B            Interest                 Total
--------------------------------------------                 -------               -------           ----------                -----

Beginning Certificates Balance                        412,500,000.00         40,000,000.00        47,500,000.00       500,000,000.00
Interest Distributions                                  1,748,684.90            177,302.78           226,617.88         2,152,605.56
Principal Deposits - Prin. Funding Account                      0.00                  0.00                 0.00                 0.00
Principal Distributions                                         0.00                  0.00                 0.00                 0.00
Total Distributions                                     1,748,684.90            177,302.78           226,617.88         2,152,605.56
Ending Certificates Balance                           412,500,000.00         40,000,000.00        47,500,000.00       500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                             $4.24

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $4.24

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                             $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                 $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $4.43

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $4.43

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $226,617.88

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $226,617.88

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $7,636,691.57

          a.   Class A Monthly Interest:                       $1,748,684.90
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $2,390,879.84
          e.   Excess Spread:                                  $3,497,126.84

     2.   Class B Available Funds:                               $740,527.67

          a.   Class B Monthly Interest:                         $177,302.78
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $563,224.89

     3.   Collateral Available Funds:                            $879,376.61

          a.   Excess Spread:                                    $879,376.61

     4.   Total Excess Spread:                                 $4,939,728.33

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          87.0776%

     2.   Series 1999-5 Allocable Principal
          Collections:                                        $84,610,158.75

     3.   Principal Allocation Percentage of
          Series 1999-5 Allocable Principal
          Collections:                                        $73,676,492.54

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                                $73,676,492.54

     6.   Shared Principal Collections from other
          Series allocated to Series 1999-5:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $2,898,036.17

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $76,574,528.70

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                          $47,500,000.00

     2.   Required Collateral Invested Amount                 $47,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:            $76,574,528.70

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-5

     1.   Excess Spread:                                       $4,939,728.33
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $231,842.89
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $226,617.88
     9.   Applied to unpaid Monthly Servicing Fee:               $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $275,313.44
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $3,372,620.79

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                7.5163%
          b.   Prior Monthly Period                                  7.4629%
          c.   Second Prior Monthly Period                           8.1451%

     2.   Three Month Average Base Rate                              7.7081%
     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               15.4725%
          b.   Prior Monthly Period                                 17.0828%
          c.   Second Prior Monthly Period                          17.4225%

     4.   Three Month Average Series Adjusted Portfolio Yield       16.6593%



II. Series 1999-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Series         Total  Investor          Transferors
A. Investor/Transferor Allocations                       Allocations          Interest               Interest
----------------------------------                       -----------       ---------------          -----------
Beginning Invested /Transferor Amount                 574,200,507.08        500,000,000.00        74,200,507.08
Beginning Adjusted Invested Amount                               N/A        500,000,000.00                  N/A
Floating Allocation Percentage                                   N/A              87.0776%             12.9224%
Principal Allocation Percentage                                  N/A              87.0776%             12.9224%
Collections of Finance Chg. Receivables                10,630,284.06          9,256,595.85         1,373,688.21
Collections of Principal Receivables                   84,610,158.75         73,676,492.54        10,933,666.21
Defaulted Amount                                        3,328,107.67          2,898,036.17           430,071.51

Ending Invested / Transferor Amounts                  580,292,834.06        500,000,000.00        80,292,834.06


                                                                                                     Collateral
B. Monthly Period Funding Requirements                       Class A               Class B            Interest                 Total
--------------------------------------                       -------               -------           ----------                -----

Principal Funding Account                                       0.00                  0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                          0.00                  0.00                 0.00                 0.00
Reserve Draw Amount                                             0.00                  0.00                 0.00                 0.00
Available Reserve Account Amount                                0.00                  0.00                 0.00                 0.00
Reserve Account Surplus                                         0.00                  0.00                 0.00                 0.00

Coupon  April 16, 2001 to May 14, 2001                       5.2225%               5.4525%              5.9225%
Monthly Interest Due                                    1,735,393.23            175,691.67           226,617.88         2,137,702.78
Outstanding Monthly Interest Due                                0.00                  0.00                 0.00                 0.00
Additional Interest Due                                         0.00                  0.00                 0.00                 0.00
Total Interest Due                                      1,735,393.23            175,691.67           226,617.88         2,137,702.78
Investor Default Amount                                 2,390,879.84            231,842.89           275,313.44         2,898,036.17
Investor Monthly Fees Due                                 687,500.00             66,666.67            79,166.67           833,333.33
Investor Additional Amounts Due
Total Due                                               4,813,773.07            474,201.23           581,097.98         5,869,072.28

Reallocated Investor Finance Charge Collections                                                                         9,256,595.85
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.4725%
Base Rate                                                                                                                    7.4788%


                                                                                                     Collateral
C. Certificates - Balances and Distributions                 Class A               Class B             Interest                Total
--------------------------------------------                 -------               -------           ----------                -----

Beginning Certificates Balance                        412,500,000.00         40,000,000.00        47,500,000.00       500,000,000.00
Interest Distributions                                  1,735,393.23            175,691.67           226,617.88         2,137,702.78
Principal Deposits - Prin. Funding Account                      0.00                  0.00                 0.00                 0.00
Principal Distributions                                         0.00                  0.00                 0.00                 0.00
Total Distributions                                     1,735,393.23            175,691.67           226,617.88         2,137,702.78
Ending Certificates Balance                           412,500,000.00         40,000,000.00        47,500,000.00       500,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                             $4.21

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $4.21

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                             $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                 $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $4.39

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $4.39

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
         of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $226,617.88

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $226,617.88

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                        $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $7,636,691.57

          a.   Class A Monthly Interest:                       $1,735,393.23
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):     $2,390,879.84
          e.   Excess Spread:                                  $3,510,418.50

     2.   Class B Available Funds:                               $740,527.67

          a.   Class B Monthly Interest:                         $175,691.67
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $564,836.00

     3.   Collateral Available Funds:                            $879,376.61

          a.   Excess Spread:                                    $879,376.61

     4.   Total Excess Spread:                                 $4,954,631.11

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          87.0776%

     2.   Series 1999-6 Allocable Principal
          Collections:                                        $84,610,158.75

     3.   Principal Allocation Percentage of
          Series 1999-6 Allocable Principal
          Collections:                                        $73,676,492.54

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                                $73,676,492.54

     6.   Shared Principal Collections from other
          Series allocated to Series 1999-6:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $2,898,036.17

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $76,574,528.70

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                          $47,500,000.00

     2.   Required Collateral Invested Amount                 $47,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:            $76,574,528.70

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-6

     1.   Excess Spread:                                       $4,954,631.11
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $231,842.89
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $226,617.88
     9.   Applied to unpaid Monthly Servicing Fee:               $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $275,313.44
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $3,387,523.57

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                7.4788%
          b.   Prior Monthly Period                                  7.4254%
          c.   Second Prior Monthly Period                           8.1076%

     2.   Three Month Average Base Rate                              7.6706%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               15.4725%
          b.   Prior Monthly Period                                 17.0828%
          c.   Second Prior Monthly Period                          17.4225%

     4.   Three Month Average Series Adjusted Portfolio Yield       16.6593%



II. Series 2000-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                           Series          Total  Investor          Transferors
A. Investor/Transferor Allocations                       Allocations          Interest               Interest
-----------------------------------                      -----------       ---------------          -----------
Beginning Invested /Transferor Amount                 574,200,507.08        500,000,000.00        74,200,507.08
Beginning Adjusted Invested Amount                               N/A        500,000,000.00                  N/A
Floating Allocation Percentage                                   N/A              87.0776%             12.9224%
Principal Allocation Percentage                                  N/A              87.0776%             12.9224%
Collections of Finance Chg. Receivables                10,630,284.06          9,256,595.85         1,373,688.21
Collections of Principal Receivables                   84,610,158.75         73,676,492.54        10,933,666.21
Defaulted Amount                                        3,328,107.67          2,898,036.17           430,071.51

Ending Invested / Transferor Amounts                  580,292,834.06        500,000,000.00        80,292,834.06


                                                                                                     Collateral
B. Monthly Period Funding Requirements                       Class A               Class B            Interest                 Total
--------------------------------------                       -------               -------           ----------                -----

Principal Funding Account                                       0.00                  0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                          0.00                  0.00                 0.00                 0.00
Reserve Draw Amount                                             0.00                  0.00                 0.00                 0.00
Available Reserve Account Amount                                0.00                  0.00                 0.00                 0.00
Reserve Account Surplus                                         0.00                  0.00                 0.00                 0.00

Coupon  April 16, 2001 to May 14, 2001                       7.2000%               7.4000%              5.9225%
Monthly Interest Due                                    2,595,000.00            185,000.00           178,908.85         2,958,908.85
Outstanding Monthly Interest Due                                0.00                  0.00                 0.00                 0.00
Additional Interest Due                                         0.00                  0.00                 0.00                 0.00
Total Interest Due                                      2,595,000.00            185,000.00           178,908.85         2,958,908.85
Investor Default Amount                                 2,506,801.29            173,882.17           217,352.71         2,898,036.17
Investor Monthly Fees Due                                 720,833.33             50,000.00            62,500.00           833,333.33
Investor Additional Amounts Due
Total Due                                               5,822,634.62            408,882.17           458,761.57         6,690,278.36

Reallocated Investor Finance Charge Collections                                                                         9,256,595.85
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.4725%
Base Rate                                                                                                                    9.5460%


                                                                                                     Collateral
C. Certificates - Balances and Distributions                 Class A               Class B            Interest                 Total
--------------------------------------------                 -------               -------           ----------                -----

Beginning Certificates Balance                        432,500,000.00         30,000,000.00        37,500,000.00       500,000,000.00
Interest Distributions                                  2,595,000.00            185,000.00           178,908.85         2,958,908.85
Principal Deposits - Prin. Funding Account                      0.00                  0.00                 0.00                 0.00
Principal Distributions                                         0.00                  0.00                 0.00                 0.00
Total Distributions                                     2,595,000.00            185,000.00           178,908.85         2,958,908.85
Ending Certificates Balance                           432,500,000.00         30,000,000.00        37,500,000.00       500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                             $6.00

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $6.00

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                             $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                 $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
           outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $6.17

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $6.17

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $178,908.85

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $178,908.85

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $8,006,955.41

          a.   Class A Monthly Interest:                       $2,595,000.00
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $2,506,801.29
          e.   Excess Spread:                                  $2,905,154.12

     2.   Class B Available Funds:                               $555,395.75

          a.   Class B Monthly Interest:                         $185,000.00
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $370,395.75

     3.   Collateral Available Funds:                            $694,244.69

          a.   Excess Spread:                                    $694,244.69

     4.   Total Excess Spread:                                 $3,969,794.56

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          87.0776%

     2.   Series 2000-1 Allocable Principal
          Collections:                                        $84,610,158.75

     3.   Principal Allocation Percentage of
          Series 2000-1 Allocable Principal
          Collections:                                        $73,676,492.54

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                                $73,676,492.54

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-1:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $2,898,036.17

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $76,574,528.70

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                          $37,500,000.00

     2.   Required Collateral Invested Amount                 $37,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:            $76,574,528.70

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-1

     1.   Excess Spread:                                       $3,969,794.56
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $173,882.17
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $178,908.85
     9.   Applied to unpaid Monthly Servicing Fee:               $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $217,352.71
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $2,566,317.49

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                9.5460%
          b.   Prior Monthly Period                                  8.7040%
          c.   Second Prior Monthly Period                           9.9124%

     2.   Three Month Average Base Rate                              9.3875%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               15.4725%
          b.   Prior Monthly Period                                 17.0828%
          c.   Second Prior Monthly Period                          17.4225%

     4.   Three Month Average Series Adjusted Portfolio Yield       16.6593%



II. Series 2000-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                           Series          Total  Investor          Transferors
A. Investor/Transferor Allocations                       Allocations          Interest               Interest
----------------------------------                       -----------       ---------------          -----------

Beginning Invested /Transferor Amount                 574,200,507.08        500,000,000.00        74,200,507.08
Beginning Adjusted Invested Amount                               N/A        500,000,000.00                  N/A
Floating Allocation Percentage                                   N/A              87.0776%             12.9224%
Principal Allocation Percentage                                  N/A              87.0776%             12.9224%
Collections of Finance Chg. Receivables                10,630,284.06          9,256,595.85         1,373,688.21
Collections of Principal Receivables                   84,610,158.75         73,676,492.54        10,933,666.21
Defaulted Amount                                        3,328,107.67          2,898,036.17           430,071.51

Ending Invested / Transferor Amounts                  580,292,834.06        500,000,000.00        80,292,834.06


                                                                                                     Collateral
B. Monthly Period Funding Requirements                       Class A               Class B            Interest                 Total
--------------------------------------                       -------               -------           ----------                -----

Principal Funding Account                                       0.00                  0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                          0.00                  0.00                 0.00                 0.00
Reserve Draw Amount                                             0.00                  0.00                 0.00                 0.00
Available Reserve Account Amount                                0.00                  0.00                 0.00                 0.00
Reserve Account Surplus                                         0.00                  0.00                 0.00                 0.00

Coupon  April 16, 2001 to May 14, 2001                       5.1875%               5.3725%              5.9225%
Monthly Interest Due                                    1,723,763.02            173,113.89           226,617.88         2,123,494.79
Outstanding Monthly Interest Due                                0.00                  0.00                 0.00                 0.00
Additional Interest Due                                         0.00                  0.00                 0.00                 0.00
Total Interest Due                                      1,723,763.02            173,113.89           226,617.88         2,123,494.79
Investor Default Amount                                 2,390,879.84            231,842.89           275,313.44         2,898,036.17
Investor Monthly Fees Due                                 687,500.00             66,666.67            79,166.67           833,333.33
Investor Additional Amounts Due
Total Due                                               4,802,142.86            471,623.45           581,097.98         5,854,864.29

Reallocated Investor Finance Charge Collections                                                                         9,256,595.85
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.4725%
Base Rate                                                                                                                    7.4431%


                                                                                                     Collateral
C. Certificates - Balances and Distributions                 Class A               Class B            Interest                 Total
--------------------------------------------                 -------               -------           ----------                -----

Beginning Certificates Balance                        412,500,000.00         40,000,000.00        47,500,000.00       500,000,000.00
Interest Distributions                                  1,723,763.02            173,113.89           226,617.88         2,123,494.79
Principal Deposits - Prin. Funding Account                      0.00                  0.00                 0.00                 0.00
Principal Distributions                                         0.00                  0.00                 0.00                 0.00
Total Distributions                                     1,723,763.02            173,113.89           226,617.88         2,123,494.79
Ending Certificates Balance                           412,500,000.00         40,000,000.00        47,500,000.00       500,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                             $4.18

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $4.18

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                             $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                 $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $4.33

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $4.33

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $226,617.88

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $226,617.88

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $7,636,691.57

          a.   Class A Monthly Interest:                       $1,723,763.02
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):     $2,390,879.84
          e.   Excess Spread:                                  $3,522,048.71

     2.   Class B Available Funds:                               $740,527.67

          a.   Class B Monthly Interest:                         $173,113.89
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $567,413.78

     3.   Collateral Available Funds:                            $879,376.61

          a.   Excess Spread:                                    $879,376.61

     4.   Total Excess Spread:                                 $4,968,839.10

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          87.0776%

     2.   Series 2000-2 Allocable Principal
          Collections:                                        $84,610,158.75

     3.   Principal Allocation Percentage of
          Series 2000-2 Allocable Principal
          Collections:                                        $73,676,492.54

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                                $73,676,492.54

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-2:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          2,898,036.17

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $76,574,528.70

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                          $47,500,000.00

     2.   Required Collateral Invested Amount                 $47,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:            $76,574,528.70

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-2

     1.   Excess Spread:                                       $4,968,839.10
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $231,842.89
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $226,617.88
     9.   Applied to unpaid Monthly Servicing Fee:               $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $275,313.44
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $3,401,731.55

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                7.4431%
          b.   Prior Monthly Period                                  7.3896%
          c.   Second Prior Monthly Period                           8.0718%

     2.   Three Month Average Base Rate                              7.6348%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               15.4725%
          b.   Prior Monthly Period                                 17.0828%
          c.   Second Prior Monthly Period                          17.4225%

     4.   Three Month Average Series Adjusted Portfolio Yield       16.6593%



II. Series 2000-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                           Series          Total  Investor          Transferors
A. Investor/Transferor Allocations                       Allocations          Interest               Interest
----------------------------------                       -----------       ---------------          -----------

Beginning Invested /Transferor Amount               1,148,401,014.15      1,000,000,000.00       148,401,014.15
Beginning Adjusted Invested Amount                               N/A      1,000,000,000.00                  N/A
Floating Allocation Percentage                                   N/A              87.0776%             12.9224%
Principal Allocation Percentage                                  N/A              87.0776%             12.9224%
Collections of Finance Chg. Receivables                21,260,568.11         18,513,191.69         2,747,376.42
Collections of Principal Receivables                  169,220,317.50        147,352,985.07        21,867,332.42
Defaulted Amount                                        6,656,215.35          5,796,072.34           860,143.01

Ending Invested / Transferor Amounts                1,160,585,668.11      1,000,000,000.00       160,585,668.11


                                                                                                     Collateral
B. Monthly Period Funding Requirements                       Class A               Class B            Interest                 Total
--------------------------------------                       -------               -------           ----------                -----

Principal Funding Account                                       0.00                  0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                          0.00                  0.00                 0.00                 0.00
Reserve Draw Amount                                             0.00                  0.00                 0.00                 0.00
Available Reserve Account Amount                                0.00                  0.00                 0.00                 0.00
Reserve Account Surplus                                         0.00                  0.00                 0.00                 0.00

Coupon  April 16, 2001 to May 14, 2001                       5.1825%               5.3725%              5.8225%
Monthly Interest Due                                    3,444,203.13            346,227.78           445,582.99         4,236,013.89
Outstanding Monthly Interest Due                                0.00                  0.00                 0.00                 0.00
Additional Interest Due                                         0.00                  0.00                 0.00                 0.00
Total Interest Due                                      3,444,203.13            346,227.78           445,582.99         4,236,013.89
Investor Default Amount                                 4,781,759.68            463,685.79           550,626.87         5,796,072.34
Investor Monthly Fees Due                               1,375,000.00            133,333.33           158,333.33         1,666,666.67
Investor Additional Amounts Due
Total Due                                               9,600,962.80            943,246.90         1,154,543.19        11,698,752.89

Reallocated Investor Finance Charge Collections                                                                        18,513,191.69
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.4725%
Base Rate                                                                                                                    7.4292%


                                                                                                     Collateral
C. Certificates - Balances and Distributions                 Class A               Class B            Interest                 Total
--------------------------------------------                 -------               -------           ----------                -----

Beginning Certificates Balance                        825,000,000.00         80,000,000.00        95,000,000.00     1,000,000,000.00
Interest Distributions                                  3,444,203.13            346,227.78           445,582.99         4,236,013.89
Principal Deposits - Prin. Funding Account                      0.00                  0.00                 0.00                 0.00
Principal Distributions                                         0.00                  0.00                 0.00                 0.00
Total Distributions                                     3,444,203.13            346,227.78           445,582.99         4,236,013.89
Ending Certificates Balance                           825,000,000.00         80,000,000.00        95,000,000.00     1,000,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                             $4.17

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $4.17

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                             $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                 $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to\
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $4.33

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $4.33

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $445,582.99

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $445,582.99

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $15,273,383.14

          a.   Class A Monthly Interest:                       $3,444,203.13
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $4,781,759.68
          e.   Excess Spread:                                  $7,047,420.34

     2.   Class B Available Funds:                             $1,481,055.34

          a.   Class B Monthly Interest:                         $346,227.78
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                  $1,134,827.56

     3.   Collateral Available Funds:                          $1,758,753.21

          a.   Excess Spread:                                  $1,758,753.21

     4.   Total Excess Spread:                                 $9,941,001.11

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          87.0776%

     2.   Series 2000-3 Allocable Principal
          Collections:                                       $169,220,317.50

     3.   Principal Allocation Percentage of
          Series 2000-3 Allocable Principal
          Collections:                                       $147,352,985.07

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $147,352,985.07

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-3:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $5,796,072.34

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $153,149,057.41

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                          $95,000,000.00

     2.   Required Collateral Invested Amount                 $95,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $153,149,057.41

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-3

     1.   Excess Spread:                                       $9,941,001.11
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $463,685.79
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $445,582.99
     9.   Applied to unpaid Monthly Servicing Fee:             $1,666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $550,626.87
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $6,814,438.80

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                7.4292%
          b.   Prior Monthly Period                                  7.3758%
          c.   Second Prior Monthly Period                           8.0580%

     2.   Three Month Average Base Rate                              7.6210%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               15.4725%
          b.   Prior Monthly Period                                 17.0828%
          c.   Second Prior Monthly Period                          17.4225%

     4.   Three Month Average Series Adjusted Portfolio Yield       16.6593%



XIV. Series 2000-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                           Series          Total  Investor          Transferors
A. Investor/Transferor Allocations                       Allocations          Interest               Interest
----------------------------------                       -----------       ---------------          -----------
Beginning Invested /Transferor Amount               1,392,002,134.08      1,212,122,000.00       179,880,134.08
Beginning Adjusted Invested Amount                               N/A      1,212,122,000.00                  N/A
Floating Allocation Percentage                                   N/A              87.0776%             12.9224%
Principal Allocation Percentage                                  N/A              87.0776%             12.9224%
Collections of Finance Chg. Receivables                25,770,402.34         22,440,246.94         3,330,155.40
Collections of Principal Receivables                  205,115,669.69        178,609,794.97        26,505,874.71
Defaulted Amount                                        8,068,145.06          7,025,546.79         1,042,598.27

Ending Invested / Transferor Amounts                1,406,771,421.20      1,212,122,000.00       194,649,421.20


                                                                                                     Collateral
B. Monthly Period Funding Requirements                       Class A               Class B            Interest                Total
--------------------------------------                       -------               -------           ----------               -----

Principal Funding Account                                       0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                          0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                             0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                                0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                         0.00                  0.00                 0.00                0.00

Coupon  April 16, 2001 to May 14, 2001                       5.1588%               5.3838%              5.8725%
Monthly Interest Due                                    4,155,659.72            420,550.14           544,740.93        5,120,950.79
Outstanding Monthly Interest Due                                0.00                  0.00                 0.00                0.00
Additional Interest Due                                         0.00                  0.00                 0.00                0.00
Total Interest Due                                      4,155,659.72            420,550.14          $544,740.93        5,120,950.79
Investor Default Amount                                 5,796,072.34            562,045.13           667,429.32        7,025,546.79
Investor Monthly Fees Due                               1,666,666.67            161,616.67           191,920.00        2,020,203.33
Investor Additional Amounts Due
Total Due                                              11,618,398.72          1,144,211.94        $1,404,090.25       14,166,700.91

Reallocated Investor Finance Charge Collections                                                                       22,440,246.94
Interest and Principal Funding Investment Proceeds                                                                        21,265.00
Series Adjusted Portfolio Yield                                                                                            15.4938%
Base Rate                                                                                                                   7.4151%


                                                                                                     Collateral
C. Certificates - Balances and Distributions                 Class A               Class B            Interest                Total
--------------------------------------------                 -------               -------           ----------               -----

Beginning Certificates Balance                      1,000,000,000.00         96,970,000.00       115,152,000.00    1,212,122,000.00
Interest Distributions                                  4,155,659.72            420,550.14          $544,740.93        5,120,950.79
Interest Deposits - Interest Funding Account           (4,155,659.72)          (420,550.14)                0.00       (4,576,209.86)
Interest Funding Account Distributions                          0.00                  0.00                 0.00                0.00
Principal Deposits - Prin. Funding Account                      0.00                  0.00                 0.00                0.00
Principal Distributions                                         0.00                  0.00                 0.00                0.00
Total Distributions                                             0.00                  0.00          $544,740.93          544,740.93
Ending Interest Funding Account Balance                 8,741,215.28            884,605.46                 0.00        9,625,820.74
Ending Certificates Balance                         1,000,000,000.00         96,970,000.00       115,152,000.00    1,212,122,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                             $4.16

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $4.16

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                             $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                 $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $4.34

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $4.34

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $544,740.93

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $544,740.93

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds
          (Includes Int. Income from IFA):                    $18,534,456.69

          a.   Class A Monthly Interest:                       $4,155,659.72
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):     $5,796,072.34
          e.   Excess Spread:                                  $8,582,724.63

     2.   Class B Available Funds:                             $1,795,224.20

          a.   Class B Monthly Interest:                         $420,550.14
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                  $1,374,674.06

     3.   Collateral Available Funds:                          $2,131,831.05

          a.   Excess Spread:                                  $2,131,831.05

     4.   Total Excess Spread:                                $12,089,229.74

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          87.0776%

     2.   Series 2000-4 Allocable Principal
          Collections:                                       $205,115,669.69

     3.   Principal Allocation Percentage of
          Series 2000-4 Allocable Principal
          Collections:                                       $178,609,794.97

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $178,609,794.97

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-4:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $7,025,546.79

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $185,635,341.77

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                         $115,152,000.00

     2.   Required Collateral Invested Amount                $115,152,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $185,635,341.77

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-4

     1.   Excess Spread:                                      $12,089,229.74
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $562,045.13
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $544,740.93
     9.   Applied to unpaid Monthly Servicing Fee:             $2,020,203.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $667,429.32
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $8,294,811.02

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                7.4151%
          b.   Prior Monthly Period                                  7.2320%
          c.   Second Prior Monthly Period                           8.9614%

     2.   Three Month Average Base Rate                              7.8695%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               15.4938%
          b.   Prior Monthly Period                                 17.0855%
          c.   Second Prior Monthly Period                          17.4766%

     4.   Three Month Average Series Adjusted Portfolio Yield       16.6853%



II. Series 2000-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                           Series          Total  Investor          Transferors
A. Investor/Transferor Allocations                       Allocations          Interest               Interest
----------------------------------                       -----------       ---------------          -----------
Beginning Invested /Transferor Amount                 904,799,894.23        787,878,000.00       116,921,894.23
Beginning Adjusted Invested Amount                               N/A        787,878,000.00                  N/A
Floating Allocation Percentage                                   N/A              87.0776%             12.9224%
Principal Allocation Percentage                                  N/A              87.0776%             12.9224%
Collections of Finance Chg. Receivables                16,750,733.88         14,586,136.44         2,164,597.44
Collections of Principal Receivables                  133,324,965.31        116,096,175.17        17,228,790.14
Defaulted Amount                                        5,244,285.64          4,566,597.88           677,687.76

Ending Invested / Transferor Amounts                  914,399,915.02        787,878,000.00       126,521,915.02


                                                                                                     Collateral
B. Monthly Period Funding Requirements                       Class A               Class B            Interest                 Total
--------------------------------------                       -------               -------           ----------                -----

Principal Funding Account                                       0.00                  0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                          0.00                  0.00                 0.00                 0.00
Reserve Draw Amount                                             0.00                  0.00                 0.00                 0.00
Available Reserve Account Amount                                0.00                  0.00                 0.00                 0.00
Reserve Account Surplus                                         0.00                  0.00                 0.00                 0.00

Coupon  April 16, 2001 to May 14, 2001                       5.1625%               5.4025%              5.8725%
Monthly Interest Due                                    2,703,142.36            274,307.44           354,077.82         3,331,527.62
Outstanding Monthly Interest Due                                0.00                  0.00                 0.00                 0.00
Additional Interest Due                                         0.00                  0.00                 0.00                 0.00
Total Interest Due                                      2,703,142.36            274,307.44           354,077.82         3,331,527.62
Investor Default Amount                                 3,767,447.02            365,326.44           433,824.42         4,566,597.88
Investor Monthly Fees Due                               1,083,333.33            105,050.00           124,746.67         1,313,130.00
Investor Additional Amounts Due
Total Due                                               7,553,922.71            744,683.87           912,648.91         9,211,255.50

Reallocated Investor Finance Charge Collections                                                                        14,586,136.44
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.4725%
Base Rate                                                                                                                    7.4198%


                                                                                                     Collateral
C. Certificates - Balances and Distributions                 Class A               Class B            Interest                 Total
--------------------------------------------                 -------               -------           ----------                -----

Beginning Certificates Balance                        650,000,000.00         63,030,000.00        74,848,000.00       787,878,000.00
Interest Distributions                                  2,703,142.36            274,307.44           354,077.82         3,331,527.62
Principal Deposits - Prin. Funding Account                      0.00                  0.00                 0.00                 0.00
Principal Distributions                                         0.00                  0.00                 0.00                 0.00
Total Distributions                                     2,703,142.36            274,307.44           354,077.82         3,331,527.62
Ending Certificates Balance                           650,000,000.00         63,030,000.00        74,848,000.00       787,878,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                             $4.16

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $4.16

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                             $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                 $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $4.35

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $4.35

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $354,077.82

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $354,077.82

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $12,033,574.60

          a.   Class A Monthly Interest:                       $2,703,142.36
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $3,767,447.02
          e.   Excess Spread:                                  $5,562,985.22

     2.   Class B Available Funds:                             $1,166,886.47

          a.   Class B Monthly Interest:                         $274,307.44
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $892,579.04

     3.   Collateral Available Funds:                          $1,385,675.37

          a.   Excess Spread:                                  $1,385,675.37

     4.   Total Excess Spread:                                 $7,841,239.63

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          87.0776%

     2.   Series 2000-5 Allocable Principal
          Collections:                                       $133,324,965.31

     3.   Principal Allocation Percentage of
          Series 2000-5 Allocable Principal
          Collections:                                       $116,096,175.17

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $116,096,175.17

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-5:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $4,566,597.88

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $120,662,773.05

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                          $74,848,000.00

     2.   Required Collateral Invested Amount                 $74,848,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $120,662,773.05

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-5

     1.   Excess Spread:                                       $7,841,239.63
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $365,326.44
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $354,077.82
     9.   Applied to unpaid Monthly Servicing Fee:             $1,313,130.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $433,824.42
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $5,374,880.95

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                7.4198%
          b.   Prior Monthly Period                                  7.3663%
          c.   Second Prior Monthly Period                           8.0485%

     2.   Three Month Average Base Rate                              7.6115%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               15.4725%
          b.   Prior Monthly Period                                 17.0828%
          c.   Second Prior Monthly Period                          17.4225%

     4.   Three Month Average Series Adjusted Portfolio Yield       16.6593%



II. Series 2001-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                           Series          Total  Investor          Transferors
A. Investor/Transferor Allocations                       Allocations          Interest               Interest
----------------------------------                       -----------       ---------------          -----------
Beginning Invested /Transferor Amount                 861,300,760.61        750,000,000.00       111,300,760.61
Beginning Adjusted Invested Amount                               N/A        750,000,000.00                  N/A
Floating Allocation Percentage                                   N/A              87.0776%             12.9224%
Principal Allocation Percentage                                  N/A              87.0776%             12.9224%
Collections of Finance Chg. Receivables                15,945,426.08         13,884,893.77         2,060,532.32
Collections of Principal Receivables                  126,915,238.12        110,514,738.81        16,400,499.32
Defaulted Amount                                        4,992,161.51          4,347,054.25           645,107.26

Ending Invested / Transferor Amounts                  870,439,251.08        750,000,000.00       120,439,251.08


                                                                                                     Collateral
B. Monthly Period Funding Requirements                       Class A               Class B            Interest                 Total
--------------------------------------                       -------               -------           ----------                -----

Principal Funding Account                                       0.00                  0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                          0.00                  0.00                 0.00                 0.00
Reserve Draw Amount                                             0.00                  0.00                 0.00                 0.00
Available Reserve Account Amount                                0.00                  0.00                 0.00                 0.00
Reserve Account Surplus                                         0.00                  0.00                 0.00                 0.00

Coupon  April 16, 2001 to May 14, 2001                       5.1625%               5.4425%              5.9725%
Monthly Interest Due                                    2,573,183.59            263,054.17           342,796.61         3,179,034.38
Outstanding Monthly Interest Due                                0.00                  0.00                 0.00                 0.00
Additional Interest Due                                         0.00                  0.00                 0.00                 0.00
Total Interest Due                                      2,573,183.59            263,054.17           342,796.61         3,179,034.38
Investor Default Amount                                 3,586,319.76            347,764.34           412,970.15         4,347,054.25
Investor Monthly Fees Due                               1,031,250.00            100,000.00           118,750.00         1,250,000.00
Investor Additional Amounts Due
Total Due                                               7,190,753.35            710,818.51           874,516.77         8,776,088.63

Reallocated Investor Finance Charge Collections                                                                        13,884,893.77
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.4725%
Base Rate                                                                                                                    7.4326%


                                                                                                     Collateral
C. Certificates - Balances and Distributions                 Class A               Class B            Interest                 Total
--------------------------------------------                 -------               -------           ----------                -----

Beginning Certificates Balance                        618,750,000.00         60,000,000.00        71,250,000.00       750,000,000.00
Interest Distributions                                  2,573,183.59            263,054.17           342,796.61         3,179,034.38
Principal Deposits - Prin. Funding Account                      0.00                  0.00                 0.00                 0.00
Principal Distributions                                         0.00                  0.00                 0.00                 0.00
Total Distributions                                     2,573,183.59            263,054.17           342,796.61         3,179,034.38
Ending Certificates Balance                           618,750,000.00         60,000,000.00        71,250,000.00       750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                             $4.16

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $4.16

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                             $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                 $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $4.38

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $4.38

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $342,796.61

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $342,796.61

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $11,455,037.36

          a.   Class A Monthly Interest:                       $2,573,183.59
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):     $3,586,319.76
          e.   Excess Spread:                                  $5,295,534.01

     2.   Class B Available Funds:                             $1,110,791.50

          a.   Class B Monthly Interest:                         $263,054.17
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $847,737.33

     3.   Collateral Available Funds:                          $1,319,064.91

          a.   Excess Spread:                                  $1,319,064.91

     4.   Total Excess Spread:                                 $7,462,336.25

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          87.0776%

     2.   Series 2001-1 Allocable Principal
          Collections:                                       $126,915,238.12

     3.   Principal Allocation Percentage of
          Series 2001-1 Allocable Principal
          Collections:                                        110,514,738.81

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                                110,514,738.81

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-1:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $4,347,054.25

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $114,861,793.06

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                          $71,250,000.00

     2.   Required Collateral Invested Amount                 $71,250,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $114,861,793.06

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-1

     1.   Excess Spread:                                       $7,462,336.25
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $347,764.34
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $342,796.61
     9.   Applied to unpaid Monthly Servicing Fee:             $1,250,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $412,970.15
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $5,108,805.14

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                7.4326%
          b.   Prior Monthly Period                                  7.7822%
          c.   Second Prior Monthly Period                           8.9228%

     2.   Three Month Average Base Rate                              8.0459%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                             15.4725%
          b.   Prior Monthly Period                                 17.0828%
          c.   Second Prior Monthly Period                          17.4225%

     4.   Three Month Average Series Adjusted Portfolio Yield       16.6593%



II. Series 2001-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                           Series          Total  Investor          Transferors
A. Investor/Transferor Allocations                       Allocations           Interest              Interest
----------------------------------                       -----------       ---------------          -----------
Beginning Invested /Transferor Amount                 287,100,253.54        250,000,000.00        37,100,253.54
Beginning Adjusted Invested Amount                               N/A        250,000,000.00                  N/A
Floating Allocation Percentage                                   N/A              87.0776%             12.9224%
Principal Allocation Percentage                                  N/A              87.0776%             12.9224%
Collections of Finance Chg. Receivables                 5,315,142.03          4,628,297.92           686,844.11
Collections of Principal Receivables                   42,305,079.37         36,838,246.27         5,466,833.11
Defaulted Amount                                        1,664,053.84          1,449,018.08           215,035.75

Ending Invested / Transferor Amounts                  290,146,417.03        250,000,000.00        40,146,417.03


                                                                                                     Collateral
B. Monthly Period Funding Requirements                       Class A               Class B            Interest                 Total
--------------------------------------                       -------               -------           ----------                -----

Principal Funding Account                                       0.00                  0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                          0.00                  0.00                 0.00                 0.00
Reserve Draw Amount                                             0.00                  0.00                 0.00                 0.00
Available Reserve Account Amount                                0.00                  0.00                 0.00                 0.00
Reserve Account Surplus                                         0.00                  0.00                 0.00                 0.00

Coupon  April 16, 2001 to May 14, 2001                       5.5300%               5.8300%              5.8725%
Monthly Interest Due                                      996,552.08             72,875.00            88,699.22         1,158,126.30
Outstanding Monthly Interest Due                                0.00                  0.00                 0.00                 0.00
Additional Interest Due                                         0.00                  0.00                 0.00                 0.00
Total Interest Due                                        996,552.08             72,875.00            88,699.22         1,158,126.30
Investor Default Amount                                 1,253,400.64             86,941.09           108,676.36         1,449,018.08
Investor Monthly Fees Due                                 360,416.67             25,000.00            31,250.00           416,666.67
Investor Additional Amounts Due
Total Due                                               2,610,369.39            184,816.09           228,625.58         3,023,811.05

Reallocated Investor Finance Charge Collections                                                                         4,628,297.92
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.4725%
Base Rate                                                                                                                    7.9283%


                                                                                                     Collateral
C. Certificates - Balances and Distributions                 Class A               Class B            Interest                 Total
--------------------------------------------                 -------               -------           ----------                -----

Beginning Certificates Balance                        216,250,000.00         15,000,000.00        18,750,000.00       250,000,000.00
Interest Distributions                                    996,552.08             72,875.00            88,699.22         1,158,126.30
Principal Deposits - Prin. Funding Account                      0.00                  0.00                 0.00                 0.00
Principal Distributions                                         0.00                  0.00                 0.00                 0.00
Total Distributions                                       996,552.08             72,875.00            88,699.22         1,158,126.30
Ending Certificates Balance                           216,250,000.00         15,000,000.00        18,750,000.00       250,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                             $4.61

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $4.61

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                             $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                 $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $4.86

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $4.86

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
         of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $88,699.22

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $88,699.22

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $4,003,477.70

          a.   Class A Monthly Interest:                         $996,552.08
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $1,253,400.64
          e.   Excess Spread:                                  $1,753,524.98

     2.   Class B Available Funds:                               $277,697.88

          a.   Class B Monthly Interest:                          $72,875.00
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $204,822.88

     3.   Collateral Available Funds:                            $347,122.34

          a.   Excess Spread:                                   $347,122.34

     4.   Total Excess Spread:                                $2,305,470.20

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          87.0776%

     2.   Series 2001-2 Allocable Principal
          Collections:                                        $42,305,079.37

     3.   Principal Allocation Percentage of
          Series 2001-2 Allocable Principal
          Collections:                                        $36,838,246.27

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                                $36,838,246.27

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-2:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $1,449,018.08

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $38,287,264.35

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                          $18,750,000.00

     2.   Required Collateral Invested Amount                 $18,750,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:            $38,287,264.35

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-2

     1.   Excess Spread:                                       $2,305,470.20
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:                $86,941.09
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                 $88,699.22
     9.   Applied to unpaid Monthly Servicing Fee:               $416,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $108,676.36
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $1,604,486.87

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                7.9283%
          b.   Prior Monthly Period                                  7.1210%
          c.   Second Prior Monthly Period                           0.0000%

     2.   Three Month Average Base Rate                              5.0164%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               15.4725%
          b.   Prior Monthly Period                                 17.0828%
          c.   Second Prior Monthly Period                           0.0000%

     4.   Three Month Average Series Adjusted Portfolio Yield       10.8518%



II. Series 2001-3 Certificates

                                                           Series          Total  Investor          Transferors
A. Investor/Transferor Allocations                       Allocations          Interest               Interest
----------------------------------                       -----------       ---------------          -----------
Beginning Invested /Transferor Amount                 861,300,760.61        750,000,000.00       111,300,760.61
Beginning Adjusted Invested Amount                               N/A        750,000,000.00                  N/A
Floating Allocation Percentage                                   N/A              87.0776%             12.9224%
Principal Allocation Percentage                                  N/A              87.0776%             12.9224%
Collections of Finance Chg. Receivables                15,945,426.08         13,884,893.77         2,060,532.32
Collections of Principal Receivables                  126,915,238.12        110,514,738.81        16,400,499.32
Defaulted Amount                                        4,992,161.51          4,347,054.25           645,107.26

Ending Invested / Transferor Amounts                  870,439,251.08        750,000,000.00       120,439,251.08


                                                                                                     Collateral
B. Monthly Period Funding Requirements                       Class A               Class B            Interest                 Total
--------------------------------------                       -------               -------           ----------                -----

Principal Funding Account                                       0.00                  0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                          0.00                  0.00                 0.00                 0.00
Reserve Draw Amount                                             0.00                  0.00                 0.00                 0.00
Available Reserve Account Amount                                0.00                  0.00                 0.00                 0.00
Reserve Account Surplus                                         0.00                  0.00                 0.00                 0.00

Coupon April 3, 2001 to April 15, 2001                       5.2100%               5.4600%              5.9300%
Coupon April 16, 2001 to May 14, 2001                        5.1688%               5.4188%              6.2375%
Monthly Interest Due                                    3,740,408.20            380,206.25           490,563.67         4,611,178.13
Outstanding Monthly Interest Due                                0.00                  0.00                 0.00                 0.00
Additional Interest Due                                         0.00                  0.00                 0.00                 0.00
Total Interest Due                                      3,740,408.20            380,206.25           490,563.67         4,611,178.13
Investor Default Amount                                 3,586,319.76            347,764.34           412,970.15         4,347,054.25
Investor Monthly Fees Due                               1,031,250.00            100,000.00           118,750.00         1,250,000.00
Investor Additional Amounts Due
Total Due                                               8,357,977.96            827,970.59         1,022,283.83        10,208,232.38

Reallocated Investor Finance Charge Collections                                                                        13,884,893.77
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.4725%
Base Rate                                                                                                                    7.4408%


                                                                                                     Collateral
C. Certificates - Balances and Distributions                 Class A               Class B            Interest                 Total
--------------------------------------------                 -------               -------           ----------                -----

Beginning Certificates Balance                        618,750,000.00         60,000,000.00        71,250,000.00       750,000,000.00
Interest Distributions                                  3,740,408.20            380,206.25           490,563.67         4,611,178.13
Principal Deposits - Prin. Funding Account                      0.00                  0.00                 0.00                 0.00
Principal Distributions                                         0.00                  0.00                 0.00                 0.00
Total Distributions                                     3,740,408.20            380,206.25           490,563.67         4,611,178.13
Ending Certificates Balance                           618,750,000.00         60,000,000.00        71,250,000.00       750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                             $6.05

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $6.05

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                             $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                 $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $6.34

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $6.34

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $490,563.67

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $490,563.67

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $11,455,037.36

          a.   Class A Monthly Interest:                       $3,740,408.20
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $3,586,319.76
          e.   Excess Spread:                                  $4,128,309.40

     2.   Class B Available Funds:                             $1,110,791.50

          a.   Class B Monthly Interest:                         $380,206.25
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $730,585.25

     3.   Collateral Available Funds:                          $1,319,064.91

          a.   Excess Spread:                                  $1,319,064.91

     4.   Total Excess Spread:                                 $6,177,959.55

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          87.0776%

     2.   Series 2001-3 Allocable Principal
          Collections:                                       $126,915,238.12

     3.   Principal Allocation Percentage of
          Series 2001-3 Allocable Principal
          Collections:                                       $110,514,738.81

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $110,514,738.81

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-1:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $4,347,054.25

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $114,861,793.06

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                          $71,250,000.00

     2.   Required Collateral Invested Amount                 $71,250,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $114,861,793.06

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-3

     1.   Excess Spread:                                       $6,177,959.55
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $347,764.34
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $490,563.67
     9.   Applied to unpaid Monthly Servicing Fee:             $1,250,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $412,970.15
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $3,676,661.39

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                7.4408%
          b.   Prior Monthly Period                                      N/A
          c.   Second Prior Monthly Period                               N/A

     2.   Three Month Average Base Rate                                  N/A

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               15.4725%
          b.   Prior Monthly Period                                      N/A
          c.   Second Prior Monthly Period                               N/A

     4.   Three Month Average Series Adjusted Portfolio Yield            N/A



II. Series 2001-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Series         Total  Investor          Transferors
A. Investor/Transferor Allocations                       Allocations          Interest               Interest
----------------------------------                       -----------       ---------------          -----------
Beginning Invested /Transferor Amount                 832,590,735.26        725,000,000.00       107,590,735.26
Beginning Adjusted Invested Amount                               N/A        725,000,000.00                  N/A
Floating Allocation Percentage                                   N/A              87.0776%             12.9224%
Principal Allocation Percentage                                  N/A              87.0776%             12.9224%
Collections of Finance Chg. Receivables                15,413,911.88         13,422,063.98         1,991,847.91
Collections of Principal Receivables                  122,684,730.19        106,830,914.18        15,853,816.01
Defaulted Amount                                        4,825,756.13          4,202,152.44           623,603.68

Ending Invested / Transferor Amounts                  841,424,609.38        725,000,000.00       116,424,609.38


                                                                                                     Collateral
B. Monthly Period Funding Requirements                       Class A               Class B            Interest                 Total
--------------------------------------                       -------               -------           ----------                -----

Principal Funding Account                                       0.00                  0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                          0.00                  0.00                 0.00                 0.00
Reserve Draw Amount                                             0.00                  0.00                 0.00                 0.00
Available Reserve Account Amount                                0.00                  0.00                 0.00                 0.00
Reserve Account Surplus                                         0.00                  0.00                 0.00                 0.00

Coupon  April 16, 2001 to May 14, 2001                       5.1788%               5.4288%              5.9988%
Monthly Interest Due                                    2,237,112.11            227,404.31           298,396.15         2,762,912.57
Outstanding Monthly Interest Due                                0.00                  0.00                 0.00                 0.00
Additional Interest Due                                         0.00                  0.00                 0.00                 0.00
Total Interest Due                                      2,237,112.11            227,404.31           298,396.15         2,762,912.57
Investor Default Amount                                 3,466,775.77            336,172.20           399,204.48         4,202,152.44
Investor Monthly Fees Due                                 996,875.00             96,666.67           114,791.67         1,208,333.33
Investor Additional Amounts Due
Total Due                                               6,700,762.88            660,243.17           812,392.30         8,173,398.35

Reallocated Investor Finance Charge Collections                                                                        13,422,063.98
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.4725%
Base Rate                                                                                                                    7.4476%


                                                                                                     Collateral
C. Certificates - Balances and Distributions                 Class A               Class B            Interest                 Total
--------------------------------------------                 -------               -------           ----------                -----

Beginning Certificates Balance                        598,125,000.00         58,000,000.00        68,875,000.00       725,000,000.00
Interest Distributions                                  2,237,112.11            227,404.31           298,396.15         2,762,912.57
Principal Deposits - Prin. Funding Account                      0.00                  0.00                 0.00                 0.00
Principal Distributions                                         0.00                  0.00                 0.00                 0.00
Total Distributions                                     2,237,112.11            227,404.31           298,396.15         2,762,912.57
Ending Certificates Balance                           598,125,000.00         58,000,000.00        68,875,000.00       725,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                             $3.74

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $3.74

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                             $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                 $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $3.92

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $3.92

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $298,396.15

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $298,396.15

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $11,455,037.36

          a.   Class A Monthly Interest:                       $2,237,112.11
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $3,466,775.77
          e.   Excess Spread:                                  $5,369,314.90

     2.   Class B Available Funds:                             $1,073,765.12

          a.   Class B Monthly Interest:                         $227,404.31
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $846,360.81

     3.   Collateral Available Funds:                          $1,275,096.08

          a.   Excess Spread:                                  $1,275,096.08

     4.   Total Excess Spread:                                 $7,490,771.79

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          87.0776%

     2.   Series 2001-4 Allocable Principal
          Collections:                                       $122,684,730.19

     3.   Principal Allocation Percentage of
          Series 2001-4 Allocable Principal
          Collections:                                       $106,830,914.18

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $106,830,914.18

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-1:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $4,202,152.44

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $111,033,066.62

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                          $68,875,000.00

     2.   Required Collateral Invested Amount                 $68,875,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $111,033,066.62

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-4

     1.   Excess Spread:                                       $7,490,771.79
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $336,172.20
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $298,396.15
     9.   Applied to unpaid Monthly Servicing Fee:             $1,208,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $399,204.48
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $5,248,665.63

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                7.4476%
          b.   Prior Monthly Period                                      N/A
          c.   Second Prior Monthly Period                               N/A

     2.   Three Month Average Base Rate                                  N/A

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               15.4725%
          b.   Prior Monthly Period                                      N/A
          c.   Second Prior Monthly Period                               N/A

     4.   Three Month Average Series Adjusted Portfolio Yield            N/A